UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 26, 2016

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-52089	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2016, InVivo Therapeutics Holdings Corp. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Articles of Incorporation to increase the number of shares of authorized common stock from 50,000,000 to 100,000,000 shares (the “Amendment”). Following stockholder approval of the Amendment, a Certificate of Amendment to the Company’s Articles of Incorporation was filed with the Secretary of State of Nevada on May 26, 2016, at which time the Amendment became effective.

The Amendment is summarized in the Company’s Proxy Statement. A copy of the Certificate of Amendment containing the Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Set forth below are the matters submitted to the stockholders at the Annual Meeting, all of which were approved:

•                  the election of one (1) Class II director to serve on the Company’s Board of Directors (the “Board”) for a term ending at the Company’s annual meeting of stockholders in 2019, or until his successor is duly elected and qualified;

•                  the approval of the Amendment;

•                  the approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

•                  the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

The number of votes for, withheld or against and the number of abstentions and non-votes with respect to each matter are set forth below.

Election of Director

Class II Nominee

Nominee	For Votes	Withheld Votes	Broker Non-Votes
Daniel R. Marshak	8,915,808	278,664	13,907,790

Approval of Amendment to Articles of Incorporation

For	Against	Abstain	Broker Non-Votes
16,334,248	6,732,277	35,737	0

Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
7,524,793	1,421,205	198,474	13,907,790

Ratification of the Appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2016

For	Against	Abstain	Broker Non-Votes
20,276,208	2,187,198	638,856	0

Item 8.01.             Other Events.

Effective May 26, 2016, the Board approved the following Chairpersons and members of each of its standing committees:

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee

Dan Marshak, Chair	Kenneth DiPietro, Chair	Ann Merrifield, Chair
Ann Merrifield	Dan Marshak	Kenneth DiPietro
Dr. Richard Roberts	Dr. Richard Roberts	Dr. Richard Roberts

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

3.1	Certificate of Amendment to Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: May 27, 2016	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Amendment to Articles of Incorporation